AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
	OF
	SMITH BARNEY WORLD FUNDS, INC./INTERNATIONAL EQUITY PORTFOLIO



	This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the International Equity Portfolio (the "Portfolio"), subject to the following terms and conditions:

	1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the maximum rate of 0.25% per annum of the average net assets of each such class. Shareholder servicing expenses incurred in respect of Class A, Class B and Class C shares during any fiscal year in excess of the foregoing limit shall not be reimbursable by such class. With respect to Class B and Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge of
0.75% of the average net assets of each such class.   Sales-related expenses
incurred in respect of Class B and Class C shares not reimbursed in any given year will be carried forward and paid by the respective class in future years so long as the Plan is in effect. Interest will be accrued on such carry forward amounts at a rate equivalent to Smith Barney's "base rate," which reflects short-term market rates of interest and Smith Barney's blended borrowing costs. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

	2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

	3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

	4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

	5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

	6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

	7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy; (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

	8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

	9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

	IN WITNESS THEREOF, the Fund has executed this Amended Plan of Distribution on the day and year set forth below in New York, New York.


DATED:  November 7, 1994

		SMITH BARNEY WORLD FUNDS, INC.



		By:

		      Stephen J. Treadway
		      President













	-2-





	AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
	OF
	SMITH BARNEY WORLD FUNDS, INC./GLOBAL GOVERNMENT BOND PORTFOLIO



	This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the Global Government Bond Portfolio (the "Portfolio"), subject to the following terms and conditions:

	1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the maximum rate of 0.25% per annum of the average net assets of each such class. Shareholder servicing expenses incurred in respect of Class A, Class B and Class C shares during any fiscal year in excess of the foregoing limit shall not be reimbursable by such class. With respect to Class B shares, the Portfolio shall pay to Smith Barney an asset-based sales charge of 0.50% of the average net assets of such class. With respect to Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge of 0.45% of
the average net assets of such class.   Sales-related expenses incurred in
respect of Class B and Class C shares not reimbursed in any given year will be carried forward and paid by the respective class in future years so long as the Plan is in effect. Interest will be accrued on such carry forward amounts at a rate equivalent to Smith Barney's "base rate," which reflects short-term market rates of interest and Smith Barney's blended borrowing costs. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

	2. The amount payable by a particular class a set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section
26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

	3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

	4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

	5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

	6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

	7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy; (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

	8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

	9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

	IN WITNESS THEREOF, the Fund has executed this Amended Plan of Distribution on the day and year set forth below in New York, New York.


DATED:  November 7, 1994

		SMITH BARNEY WORLD FUNDS, INC.



		By:

		      Stephen J. Treadway
		      President









	-2-



	AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
	OF
	SMITH BARNEY WORLD FUNDS, INC./EUROPEAN PORTFOLIO



	This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the European Portfolio (the "Portfolio"), subject to the following terms and conditions:

	1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the maximum rate of 0.25% per annum of the average net assets of each such class. Shareholder servicing expenses incurred in respect of Class A, Class B and Class C shares during any fiscal year in excess of the foregoing limit shall not be reimbursable by such class. With respect to Class B and Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge of
0.75% of the average net assets of each such class.   Sales-related expenses
incurred in respect of Class B and Class C shares not reimbursed in any given year will be carried forward and paid by the respective class in future years so long as the Plan is in effect. Interest will be accrued on such carry forward amounts at a rate equivalent to Smith Barney's "base rate," which reflects short-term market rates of interest and Smith Barney's blended borrowing costs. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

	2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

	3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

	4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

	5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

	6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

	7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy; (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

	8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

	9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

	IN WITNESS THEREOF, the Fund has executed this Amended Plan of Distribution on the day and year set forth below in New York, New York.


DATED:  November 7, 1994

		SMITH BARNEY WORLD FUNDS, INC.



		By:

		      Stephen J. Treadway
		      President














	-2-



	AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
	OF
	SMITH BARNEY WORLD FUNDS, INC./PACIFIC PORTFOLIO



	This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the Pacific Portfolio (the "Portfolio"), subject to the following terms and conditions:

	1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the maximum rate of 0.25% per annum of the average net assets of each such class. Shareholder servicing expenses incurred in respect of Class A, Class B and Class C shares during any fiscal year in excess of the foregoing limit shall not be reimbursable by such class. With respect to Class B and Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge of
0.75% of the average net assets of each such class.   Sales-related expenses
incurred in respect of Class B and Class C shares not reimbursed in any given year will be carried forward and paid by the respective class in future years so long as the Plan is in effect. Interest will be accrued on such carry forward amounts at a rate equivalent to Smith Barney's "base rate," which reflects short-term market rates of interest and Smith Barney's blended borrowing costs. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

	2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

	3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

	4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

	5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

	6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

	7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy; (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

	8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

	9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

	IN WITNESS THEREOF, the Fund has executed this Amended Plan of Distribution on the day and year set forth below in New York, New York.


DATED:  November 7, 1994

		SMITH BARNEY WORLD FUNDS, INC.



		By:

		      Stephen J. Treadway
		      President














	-2-



	AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
	OF
	SMITH BARNEY WORLD FUNDS, INC./INTERNATIONAL BALANCED PORTFOLIO



	This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the International Balanced Portfolio (the "Portfolio"), subject to the following terms and conditions:

	1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the maximum rate of 0.25% per annum of the average net assets of each such class. Shareholder servicing expenses incurred in respect of Class A, Class B and Class C shares during any fiscal year in excess of the foregoing limit shall not be reimbursable by such class. With respect to Class B and Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge of
0.75% of the average net assets of each such class.   Sales-related expenses
incurred in respect of Class B and Class C shares not reimbursed in any given year will be carried forward and paid by the respective class in future years so long as the Plan is in effect. Interest will be accrued on such carry forward amounts at a rate equivalent to Smith Barney's "base rate," which reflects short-term market rates of interest and Smith Barney's blended borrowing costs. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

	2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

	3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

	4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

	5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

	6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

	7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy; (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

	8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

	9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

	IN WITNESS THEREOF, the Fund has executed this Amended Plan of Distribution on the day and year set forth below in New York, New York.


DATED:  November 7, 1994

		SMITH BARNEY WORLD FUNDS, INC.



		By:

		      Stephen J. Treadway
		      President














	-2-



 	PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
	OF
	SMITH BARNEY WORLD FUNDS, INC./EMERGING MARKETS PORTFOLIO



	This Amended Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by Smith Barney World Funds, Inc. (the "Fund") on behalf of the Emerging Markets Portfolio (the "Portfolio"), subject to the following terms and conditions:

	1. With respect to Class A, Class B and Class C shares, the Portfolio shall pay to Smith Barney Inc. ("Smith Barney") a service fee at the maximum rate of 0.25% per annum of the average net assets of each such class. Shareholder servicing expenses incurred in respect of Class A, Class B and Class C shares during any fiscal year in excess of the foregoing limit shall not be reimbursable by such class. With respect to Class B and Class C shares, the Portfolio shall pay to Smith Barney an asset-based sales charge of
0.75% of the average net assets of each such class.   Sales-related expenses
incurred in respect of Class B and Class C shares not reimbursed in any given year will be carried forward and paid by the respective class in future years so long as the Plan is in effect. Interest will be accrued on such carry forward amounts at a rate equivalent to Smith Barney's "base rate," which reflects short-term market rates of interest and Smith Barney's blended borrowing costs. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

	2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing expenses and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

	3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

	4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

	5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

	6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

	7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy; (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

	8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

	9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

	IN WITNESS THEREOF, the Fund has executed this Plan of Distribution on the day and year set forth below in New York, New York.


DATED:  January ___, 1995

		SMITH BARNEY WORLD FUNDS, INC.



		By:

		      Stephen J. Treadway
		      President














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